EXHIBIT 23.01 - Consent of Malone & Bailey, PLLC

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of JVWeb, Inc. on Form SB-2/A, Amendment No. 3 of our report dated October 10, 1999 relating to the financial statement schedules appearing elsewhere in this Registration Statement.

We also consent to the reference to us under the heading "Experts".

MALONE & BAILEY, PLLC
Houston, Texas

March 15, 2000